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                                                                   EXHIBIT 10.35

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                         PACIFICARE HEALTH SYSTEMS INC.

                        ---------------------------------



                                 AMENDMENT NO. 1

                                   dated as of

                                November 13, 2003

                                       to

                                CREDIT AGREEMENT

                                   dated as of

                                  June 3, 2003

                        ---------------------------------


                              JPMORGAN CHASE BANK,
                             as Administrative Agent




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                                 AMENDMENT NO. 1

         AMENDMENT NO. 1 dated as of November 13, 2003 to the Credit Agreement referred to below, between: PACIFICARE HEALTH SYSTEMS INC. (the "Borrower"); the Subsidiary Guarantors party to the Credit Agreement; and JPMORGAN CHASE BANK, as Administrative Agent thereunder.

         The Borrower, the Subsidiary Guarantors, the Lenders, the Administrative Agent and the Collateral Agent are parties to a Credit Agreement dated as of June 3, 2003 (as amended and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Lenders to the Borrower.

         The Borrower has requested certain amendments to the Credit Agreement and, accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

         Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

         2.01. General References. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

         2.02. Mandatory Prepayments. Section 2.09(b)(i) of the Credit Agreement shall be amended by: (a) inserting in clause (x) thereof, immediately following the words "this paragraph (i) applies", the following words: "or to the extent to which the last sentence of this paragraph (i) applies"; and (b) inserting a new sentence at the end said Section 2.09(b)(i) to read as follows:

         "Notwithstanding anything herein to the contrary, the Borrower shall not be required to make any prepayment under this paragraph (i) from any Equity Issuance by the Borrower after the Effective Date, provided that (I) immediately prior to the consummation of such Equity Issuance, the Consolidated Leverage Ratio is less than or equal to 2.00 to 1,
         (II) at the time of such Equity Issuance, no Default shall have occurred and be continuing (III) the Net Available Proceeds of such Equity Issuance shall be applied, within a period of 80 days after receipt thereof, to the prepayment, repurchase or redemption of the Term Loans (or, after the payment in full of the Term Loans, the Revolving Credit Loans) and/or other senior Indebtedness of the Borrower (including the payment of accrued interest and premium thereon, if any) and (IV) to the extent any amount of the Net Available Proceeds of such Equity Issuance has not been so applied prior to the lapse of such 80-day period, such unapplied amount shall forthwith be applied by the Borrower to prepay the Term Loans to the extent then required under this paragraph (i)."


                                 Amendment No. 1

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                                     - 2 -

         2.03. Optional Payments, Redemptions or Prepayments. Section 7.10 of the Credit Agreement shall be amended by inserting a new sentence at the end thereof to read as follows:

         "Notwithstanding anything herein to the contrary, the Borrower may prepay, repurchase or redeem any senior Indebtedness with the proceeds of any Equity Issuance subject only to compliance with the last sentence of Section 2.09(b)(i)."

         Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders as of the date hereof that (a) the representations and warranties of the Borrower set forth in the Credit Agreement, and of each Obligor in each of the other Loan Documents to which it is a party, are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and as if each reference herein to "this Agreement" (or words of similar import) or in such other Loan Documents to "the Credit Agreement" (or words of similar import) included reference to this Amendment No. 1 and (b) no Default has occurred and is continuing.

         Section 4. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof upon the satisfaction of each of the following conditions:

         4.01. Amendment No. 1. The Administrative Agent shall have received one or more counterparts of this Amendment No. 1 executed by each Obligor and the Administrative Agent (with the written consent of the Required Lenders provided in the form of the Lender Consent attached hereto as Exhibit A).

         4.02. Payment of Fees. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent of payment (or irrevocable instructions for payment) by the Borrower in full of an amendment fee to the Administrative Agent for the account of each Lender that has approved this Amendment No. 1 on or before 5:00 p.m., New York City time, on November 13, 2003, such fee to be in an amount equal to 0.05% of the sum of the aggregate unpaid principal amount of the Term Loans, if any, held by such Lender and the Revolving Credit Commitment then in effect, if any, of such Lender.

         Section 5. Confirmation of Guarantees and Security Interests. Each of the Subsidiary Guarantors, by its execution of this Amendment No. 1, hereby confirms and ratifies that (i) all of its respective obligations as a guarantor under the Credit Agreement, including, without limitation, under Article III thereof, and (ii) all of its respective obligations under each of the Security Documents to which it is a party and the Liens granted thereunder shall, in each case, continue in full force and effect for the benefit of the Collateral Agent and the other Secured Parties with respect to the Credit Agreement as amended hereby.

         Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such


                                 Amendment No. 1

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                                     - 3 -


counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.


                                 Amendment No. 1

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                                     - 4 -


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.



                                      BORROWER

                                      PACIFICARE HEALTH SYSTEMS, INC.





                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:




                                 Amendment No. 1
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                                     - 5 -


                                     SUBSIDIARY GUARANTORS

                                     PACIFICARE HEALTH PLAN ADMINISTRATORS, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      PACIFICARE eHOLDINGS, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      SENIORCO, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      RxSOLUTIONS, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:




                                 Amendment No. 1

                                      PACIFICARE BEHAVIORAL HEALTH, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      SECUREHORIZONS USA, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      PACIFICARE OF ARIZONA, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:



                                      PACIFICARE OF OKLAHOMA, INC.



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:




                                 Amendment No. 1

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                                     - 7 -

                                      ADMINISTRATIVE AGENT

                                      JPMORGAN CHASE BANK,
                                         as Administrative Agent



                                      By
                                        ----------------------------------------
                                        Name:
                                        Title:




                                 Amendment No. 1
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                                                                       EXHIBIT A

                                 LENDER CONSENT

         Reference is made to the Credit Agreement dated as of June 3, 2003 (as amended and in effect from time to time, the "Credit Agreement") between Pacificare Health Systems Inc., the Subsidiary Guarantors party to the Credit Agreement, the Lenders party to the Credit Agreement, JPMorgan Chase Bank, as Administrative Agent thereunder and JPMorgan Chase Bank, as Collateral Agent thereunder. Capitalized terms used and not otherwise defined herein are deemed to have the respective meanings assigned to such terms in the Credit Agreement.

         The undersigned Lender party to the Credit Agreement hereby (i) consents to Amendment No. 1 to the Credit Agreement, dated as of November 13, 2003, substantially in the form to which the form of this Lender Consent is attached ("Amendment No. 1") and (ii) authorizes and directs the Administrative Agent to execute and deliver Amendment No. 1 on behalf of such Lender.





Full Name of Lender:
                    --------------------------------------


By:
    -------------------------------------
    Name:
    Title:

Date:  November __, 2003



                                 Amendment No. 1